UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

KUSHCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11958 Monarch Street, Garden Grove, CA	92841
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On February 11, 2019, KushCo Holdings, Inc. (the “Company”) issued a press release announcing changes to its executive leadership team. Effective March 1, 2019, Jim McCormick will step down from his role as Chief Operating Officer (“COO”) of the Company to pursue other opportunities. Rodrigo de Oliveira will be promoted from his current role as Vice President of Operations of Kush Supply Co., a subsidiary of the Company, to serve as Interim COO of the Company. Jason Vegotsky, currently President of Kush Supply Co., will be promoted to Chief Revenue Officer of the Company, and Carmen Lam, currently Regional Sales Director of Kush Supply Co., will be promoted to Senior Vice President of Kush Supply Co.

The press release issued by the Company to announce the foregoing leadership changes is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release of KushCo Holdings, Inc. dated February 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSHCO HOLDINGS, INC.
(Registrant)

February 11, 2019	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release of KushCo Holdings, Inc. dated February 11, 2019.